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                                                                   EXHIBIT 10.31

                                 NO. 99-17962

MICHAEL L. MOORE,                (S)  IN THE DISTRICT COURT OF
Plaintiff                        (S)
                                 (S)
v.                               (S)
                                 (S)
IDS FABRICATED SYSTEMS, INC.,    (S)
WILLIAM A. COSKEY, AND           (S)
INDUSTRIAL DATA SYSTEMS CORP.    (S)
  Defendants.                    (S)     HARRIS COUNTY, TEXAS
                                 (S)
IDS FABRICATED SYSTEMS, INC. AND (S)
INDUSTRIAL DATA SYSTEMS CORP.    (S)
  Defendants/Counter-Plaintiffs, (S)
v.                               (S)
                                 (S)
MICHAEL L. MOORE                 (S)


                         FULL AND FINAL MUTUAL RELEASE
                            AND SETTLEMENT AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

     THAT I, MICHAEL L. MOORE, Individually, and as Authorized Representative of FLAMEOUT DESIGN AND FABRICATION, INC.; and DEBORAH A. MOORE, in consideration of IDS FABRICATED SYSTEMS, INC. k/n/a M L MOORE ENTERPRISES, INC., WILLIAM A. COSKEY AND INDUSTRIAL DATA SYSTEMS CORP. dismissing its respective claims and causes of action against us, and for good and other valuable consideration, which is more fully set forth below, the receipt of which is hereby acknowledged and confessed, do hereby for our self, our heirs, personal representatives and assigns, RELEASE and FOREVER DISCHARGE Defendants, IDS Fabricated Systems, Inc. k/n/a M L Moore Enterprises, Inc., William A. Coskey, Industrial Data Systems Corp., any predecessor and successor companies, associations, professional corporations, subsidiaries, affiliates and parent companies, officers and directors, current and former employees, insurers, and counsel of record, including but not

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limited to, Myall S. Hawkins, Roland Cook, Kathy Lindauer, and Jenkens &
Gilchrist, P.C., and John Williams, and any other person, firm or corporation from any and all claims, demands, damages, costs, expenses, loss of services, breach of contract, defamation, fraud, conversion, extortion, blackmail, breach of trust, intentional infliction of emotional distress, intentional interference with contractual relations, personal injuries, loss of earnings and earning capacity, mental anguish, property damage, mismanagement in the either the control or operation of any company, actions and causes of action, arising from any act or occurrence up to the present time, and on account of all such elements of damage of any kind sustained or that we may hereafter sustain or claim to have sustained in consequence of any and all allegations stated in our claims made the basis of Cause Number 99-17962, styled Michael L. Moore, et al
v. IDS Fabricated Systems, Inc., et al in the 61st District Court, Harris County, Texas, or which could have been asserted therein.

     THAT, IDS FABRICATED SYSTEMS, INC. k/n/a M L MOORE ENTERPRISES, INC., WILLIAM A. COSKEY AND INDUSTRIAL DATA SYSTEMS CORP., in consideration of MICHAEL
L. MOORE, Individually, and as Authorized Representative of FLAMEOUT DESIGN AND FABRICATION, INC.; and DEBORAH A. MOORE, dismissing their respective claims and causes of action against us, which is more fully set forth below, and for other good and other valuable consideration, the receipt of which is hereby acknowledged and confessed, do hereby RELEASE and FOREVER DISCHARGE, Michael L. Moore, Individually and as authorized representative of Flameout Design & Fabrication, Inc., and Deborah A. Moore, any current and former employees of Flameout, any predecessor and successor companies, associations, professional corporations, subsidiaries, affiliates and parent companies, officers and directors, current and former employees, insurers, and counsel of record, including but not limited to, Douglas A. Samuelson, and Samuelson & Associates and Lloyd R. Cunningham, Marti Batson, and Cunningham & Associates, P.C., and any other person, firm or corporation

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from any and all claims, demands, damages, costs, expenses, loss of services, breach of contract, defamation, fraud, conversion, embezzlement, conspiracy, intentional misrepresentation and fraud, breach of fiduciary duty, unjust enrichment, loss of earnings and earning capacity, mental anguish, property damage, mismanagement in the either the control or operation of any company, actions and causes of action, arising from any act or occurrence up to the present time, and on account of all such elements of damage of any kind sustained by IDS Fabricated Systems, Inc. k/n/a M L Moore Enterprises, Inc., William A. Coskey, Industrial Data Systems Corp. in consequence of any and all allegations stated in our claims made the basis of Cause Number 99-17962, styled Michael L. Moore, et al v. IDS Fabricated Systems, Inc., et al in the 61st District Court, Harris County, Texas, or which could have been asserted therein.

     As further consideration for the mutual covenants, releases and settlement incorporated herein, it is UNDERSTOOD and AGREED by the parties hereto that the "STOCK ACQUISITION AGREEMENT" by and among Michael L. Moore as "Stockholder" of MLC ENTERPRISES, INC. and INDUSTRIAL DATA SYSTEMS CORP. as the Acquiring Corporation, executed by the parties on or about November 1, 1998, is rescinded and will not be enforced, and that any and all stock issued and exchanged pursuant to the Stock Acquisition Agreement shall be returned and exchanged between Industrial Data Systems Corp. and Michael L. Moore. Michael L. Moore and wife further understand and agree that any ownership interest they would claim in Industrial Data Systems, Corp. or its subsidiaries, is waived, canceled and held for naught. William A. Coskey, as the authorized representative of Industrial Data Systems Corp. ("Industrial") understands and agrees that any ownership interest that Industrial would claim in MLC Enterprises, Inc.
k/n/a M L Moore Enterprises, Inc., is waived, canceled and held for naught. Michael L. Moore and wife further understand and agree that any right, title or interest they or either of them might have or claim in Industrial Data Systems, Corp. or its subsidiaries, past or future profits, bonuses, distributions, accounts receivable, promissory notes
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or other assets owned by Industrial Data Systems, Corp. or its subsidiaries, save and except IDS Fabricated Systems, Inc. k/n/a M L Moore Enterprises, Inc., as set forth below, is forever released, remised, quitclaimed, surrendered and waived. Finally, Michael L. Moore, Deborah A. Moore and William A. Coskey agree to assign, surrender and exchange any Industrial Data Systems, Corp. stock and MLC Enterprises, Inc. k/n/a M L Moore Enterprises, Inc. stock, respectively, and execute any other documentation that is reasonably necessary to assign, surrender and exchange the before mentioned stock back to its original owner.

     As further consideration for the mutual covenants, releases and settlement incorporated herein, it is UNDERSTOOD and AGREED by the parties hereto, that the "EMPLOYMENT AGREEMENT" executed between MLC Enterprises, Inc. n/k/a M L Moore Enterprises, Inc. and Michael L. Moore, on or about November 1, 1998, and any amendments thereto, is rescinded and its enforcement waived.

     As further consideration for the mutual release and settlement, it is UNDERSTOOD and AGREED by the parties released herein that any assignment by Flameout Design & Fabrications, Inc. of its "PRODUCT DESIGNS AND RELATED TECHNOLOGY", which was made ancillary to the Employment Agreement and executed by and between MLC Enterprises, Inc. n/k/a M L Moore Enterprises, Inc. and Michael L. Moore as President of Fameout Design & Fabrications, Inc. on or about December 28, 1998, is rescinded and will not be enforced.

     As further consideration for the mutual covenants, releases and settlement incorporated herein, it is UNDERSTOOD and AGREED that:

     1. Contemporaneously with rescinding the Stock Acquisition Agreement, and the exchange of MLC and Industrial stock, respectively, Michael L. Moore shall assume and take in to his possession all assets, inventory and liabilities of MLC Enterprises, Inc. k/n/a M L Moore Enterprises, Inc. which existed on October 12, 1999, save and except, the payment of $4,917.95 made on October 13, 1999 in

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          satisfaction and compromise of EPSCO'S outstanding account balance of
          $9,836.90.
     2. Any and all intercompany loans to or from Industrial Data Systems Corp. and its subsidiaries to MLC Enterprises, Inc. k/n/a M L Moore Enterprises, Inc. shall be canceled and not enforced.
     3. The Toshiba copier previously used at the Metronome facility and its lease, shall be assumed by IDS Engineering, Inc.
     4. The drawing plotter previously used at the Metronome facility shall be returned and Michael L. Moore shall be responsible for its lease.
     5.   The Toyota forklift shall remain at the Metronome facility and Michael
          L. Moore shall be responsible for its lease.
     6. The following computers shall be returned to Michael L. Moore at the Metronome facility: IBM Aptiva, Gateway and Compaq. In addition, the zip drive and any attached printer shall also be returned to Michael
          L. Moore at the Metronome facility.
     7. The Scotchman press previously used at the Metronome facility along with its tools, punches and dies shall remain the property of and in the possession of IDS Engineering, Inc..
     8. Any and all assignments or transfers of property of IDS Fabricated Systems, Inc. k/n/a M L Moore Enterprises, Inc. to Industrial Data Systems Corp. and/or any of its subsidiaries shall be canceled.
     9.   All outstanding liabilities of IDS Fabricated Systems, Inc.
          k/n/a M L Moore Enterprises, Inc. as of October 12, 1999, have been disclosed and are attached as Exhibit "A".

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     10.  All account balances of MIS, MIFS, MLC and/or IDS k/n/a MLM as of
          October 26, 1999 have been disclosed and are attached as Exhibit "B".
     11. Any and all MIS, MIFS, MLC and/or Flameout data or drawings that are still in the possession of Industrial Data Systems Corp. and/or its subsidiaries shall be surrendered to Michael L. Moore.
     12. Any and all original accounting and/or corporate records of MIS, MIFS, MLC and/or IDS k/n/a MLM shall be returned to Michael L. Moore at the Metronome facility.
     13. The MIFS ASME stamp, certificate and materials shall be returned to Michael L. Moore at the Metronome facility.
     14. The personal note owed by Michael L. Moore on the Bravada vehicle shall be canceled.

     The undersigned, further declare that we are more than eighteen (18) years of age, and that no representations about the nature and extent of said damages, claims and causes of action made by any attorney or agent of any party hereby released, nor any representations regarding the nature and extent of legal liability or financial responsibility of any of the parties hereby released, have induced any party to make this settlement.

     Each party released herein shall bear its own attorney's fees and expenses arising from the prosecution or defense of any claim or cause of action released herein. Finally, all taxable costs of court will be charged to the party incurring same.

     All parties expressly warrant and represent that they have not assigned, pledged or otherwise in any manner whatsoever sold, assigned, transferred or impaired, either by instrument in writing or otherwise, any right, title, interest or claim which they may have by reason of the facts giving rise to the claims and causes of action described above or any matters arising out of or related thereto. Michael L. Moore and wife expressly warrant and represent that they have not

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assigned, pledged or otherwise in any manner whatsoever sold, assigned, transferred or impaired, either by instrument in writing or otherwise, the 50,000 shares of Industrial Data Systems Corp. stock. William A. Coskey, Individually, and as authorized representative of Industrial Data Systems Corp. and IDS Fabricated Systems, Inc. k/n/a M L Moore Enterprises, Inc., expressly warrants and represents that he has not assigned, pledged or otherwise in any manner whatsoever sold, assigned, transferred, either by instrument in writing or otherwise the 1,000 shares of MLC Enterprises, Inc. k/n/a M L Moore Enterprises, Inc. stock.

     The parties to this mutual release and settlement agreement further UNDERSTAND and AGREE that this settlement agreement and release shall be interpreted and construed under the laws of the State of Texas, which laws shall prevail in the event of any conflict of law. Further, the parties herein irrevocably agree and consent that in any action or proceeding to enforce this agreement, each will submit to the exclusive jurisdiction and venue of any state or federal court located in Harris County, Texas.

     The parties herein released further agree to execute whatever documents are reasonably necessary to carry out the purpose and effect of the mutual release and settlement agreement.

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DATED this 28th day of October, 1999.

                              PLAINTIFF, COUNTER DEFENDANTS
                              AND THIRD PARTY DEFENDANTS:

                              /s/ Michael Moore_________________________
                              MICHAEL. MOORE, IND. AND AS
                              AUTHORIZED  REPRESENTATIVE OF
                              FLAMEOUT DESIGN & FABRICATION,
                              INC.

                              /s/ Deborah A. Moore______________________
                              DEBORAH A. MOORE

                              DEFENDANTS, COUNTER PLAINTIFFS
                              AND THIRD PARTY PLAINTIFFS:

                              IDS FABRICATED SYSTEMS, INC.  K/N/A
                              M L MOORE ENTERPRISES, INC.,
                              INDUSTRIAL DATA SYSTEMS CORP.
                              AND WILLIAM A. COSKEY

                              By:  /s/ William A. Coskey_________________
                              WILLIAM A. COSKEY, IND. AND AS
                              AUTHORIZED REPRESENTATIVE
                              OF IDS FABRICATED SYSTEMS,
                              INC.  K/N/A M L MOORE
                              ENTERPRISES, INC.  AND
                              INDUSTRIAL DATA SYSTEMS
                              CORP.



STATE OF TEXAS    (S)
                  (S)
COUNTY OF HARRIS  (S)

     SWORN and SUBSCRIBED before me on this 28th day of October, 1999 by Michael L. Moore.


                              /s/ Ken Hedrick__________________________
                              Notary Public, State of Texas

                              My Commission Expires: 12/19/2001

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STATE OF TEXAS    (S)
                  (S)
COUNTY OF HARRIS  (S)

     SWORN and SUBSCRIBED to before me on this 28th day of October, 1999 by Deborah A. Moore.



                              /s/ Ken Hedrick___________________________
                              Notary Public, State of Texas

                              My Commission Expires: 12/19/2001



STATE OF TEXAS    (S)
                  (S)
COUNTY OF HARRIS  (S)


     SWORN and SUBSCRIBED to before me on this 28th day of October, 1999 by William A. Coskey.

                              /s/ Ken Hedrick___________________________
                              Notary Public, State of Texas

                              My Commission Expires: 12/19/2001

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                                   EXHIBIT A

                             INTENTIONALLY OMITTED

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                                   EXHIBIT B

                             INTENTIONALLY OMITTED


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